PRUDENTIAL INVESTMENT PORTFOLIOS 12

PGIM QMA Long-Short Equity Fund

Supplement dated September 16, 2021 to the

Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information (SAI)

At a recent meeting of the Board of Trustees of Prudential Investment Portfolios 12, of which PGIM QMA Long- Short Equity Fund (the "Fund") is a series, the Board determined after consideration of various factors, including the Fund's performance and asset level considerations, that it was in the best interests of the Fund's shareholders for the Fund to cease operations. Accordingly, the Board approved a proposal to liquidate all of the outstanding shares of the Fund.

The Fund liquidation is expected to occur on or about November 23, 2021 and the Fund's transfer agent will make remittances to shareholders as soon as practicable thereafter. Fund shareholders will receive payment equivalent to the net asset value of their shares as of the liquidation date (i.e., the redemption date). The Fund reserves the right to implement and effect the liquidation of the Fund earlier than the expected liquidation date if, due to asset outflows or other factors, it is determined that it would be in the best interests of the Fund and its shareholders to liquidate the Fund on an accelerated basis.

Fund shareholders may exchange their shares for shares of certain other PGIM Investments mutual funds in accordance with the terms of the Fund's prospectus at any time prior to the Fund's liquidation. Fund shares held on the liquidation date in Prudential Mutual Fund Services Individual Retirement Accounts ("IRAs") will be exchanged for shares of PGIM Government Money Market Fund to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if such Fund shares were redeemed in cash.

Any contingent deferred sales charge ("CDSC") that would otherwise be applicable to a shareholder of the Fund will be waived at the time of the liquidation. You may be subject to federal, state, local or foreign taxes on redemptions of Fund shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Fund.

The liquidation of the Fund will result in one or more taxable events for shareholders subject to federal income tax. An exchange or redemption of Fund shares prior to the liquidation will generally give rise to a capital gain or loss for shareholders for federal income tax purposes. All liquidation proceeds paid to shareholders will generally be treated as received by those shareholders in exchange for their shares and will therefore generally give rise to a capital gain or loss depending on the shareholder's tax basis.

In preparation for the liquidation of the Fund, the Fund will be closed to most purchases (including automatic investment purchases) and exchanges on or about September 21, 2021 and the Fund will depart from its stated investment objective and policies as it intends to convert all of its portfolio securities to cash or cash equivalents until it is liquidated on the liquidation date (or for a period prior to the liquidation date). Dividends paid by the Fund may continue to be reinvested until the liquidation date. All costs associated with the liquidation will be borne by the Fund.

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